EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of I/OMagic Corporation (the "Company") for the period ended September 30, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     November  11,  2005          By:     /s/  Tony  Shahbaz
                                                ------------------
                                                Tony  Shahbaz,
                                                Chief  Executive  Officer



Dated:     November  11,  2005          By:     /s/  Steve  Gillings
                                                --------------------
                                                Steve  Gillings,
                                                Chief  Financial  Officer


A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.